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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                --------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: October 30, 1998

                               STEEL HEDDLE MFG. CO.
                   --------------------------------------
            (Exact name of Registrant as specified in its charter)

   Pennsylvania                 333-61043                     23-1120950
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(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                  File Number)               Identification
incorporation)                                                    No.)

                     1801 Rutherford Road, Greenville, SC 29067
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              (Address of principal executive offices) (Zip Code)

                               (864) 244-4110
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               Registrant's telephone number, including area code


              ---------------------------------------------------
                (Former address, if changed since last report.)

Item 5.   Other Events

            On October 30, 1998, Millentex Investment Corporation ("Millentex") and NationsBank, N.A. ("NationsBank") entered into an agreement (the "Joinder Agreement") whereby Millentex became a guarantor under that certain credit agreement, dated as of May 26, 1998, and as amended on May 28, 1998, by and among the Registrant; Steel Heddle International, Inc. and Heddle Capital Corp. (the "Guarantors"); NationsBank, N.A., Donaldson, Lufkin & Jenrette, BankBoston, N.A., Bank Austria Creditanstalt Corporate Finance, Inc. and Wachovia, NA (the "Lenders"); NationsBank, N.A. (the "Agent"); and DLJ Capital Financing, Inc. (the "Syndication Agent") (the "Credit Agreement"). Pursuant to the Joinder Agreement, Millentex jointly and severally, together with the other Guarantors under the Credit Agreement, guarantees to each Lender and NationsBank the prompt payment and performance of the Registrant's obligations as borrower in full when

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due under the Credit Agreement. By entering into the Joinder Agreement,
Millentex thereby became a party to the Credit Agreement and all other agreements associated therewith.

            Millentex, a Delaware corporation with its chief executive office and place of business at 1801 Rutherford Road, Greenville, South Carolina 29607, is a subsidiary of the Registrant, a Pennsylvania corporation.

            On December 31, 1998, the Registrant, the Guarantors, the Lenders, the Agent and the Syndication Agent entered into a second amendment to the Credit Agreement (the "Second Amendment"). Pursuant to the Second Amendment, certain financial covenants in Section 7.12 of the Credit Agreement, specifically those regarding the interest coverage ratio, the senior leverage ratio, the total leverage ratio, and the minimum consolidated EBITDA were amended.

            Attached and incorporated herein by reference in their entirety as Exhibits 10.1 and 10.2, respectively, are copies of (i) the Joinder Agreement, dated as of October 30, 1998, by and among Millentex Investment Corporation and NationsBank, N.A. and (ii) the Second Amendment to the Credit Agreement, dated as of December 31, 1998, by and among the Registrant, Steel Heddle International, Inc., Heddle Capital Corp., NationsBank, N.A., Donaldson, Lufkin & Jenrette, BankBoston, N.A., Bank Austria Creditanstalt Corporate Finance, Inc., Wachovia, NA and DLJ Capital Financing, Inc.

          Item 7(c) Exhibits

          Exhibit
          Number                     Description
          -------                    -----------
            10.1                Joinder Agreement, dated as of October 30,1998,
                                by and between Millentex Investment Corporation
                                and NationsBank, N.A.

            10.2 Second Amendment to the Credit Agreement, dated as of December 31, 1998, by and among the Registrant, Steel Heddle International, Inc.,
                                Heddle Capital Corp., NationsBank, N.A.,
                                Donaldson, Lufkin & Jenrette, BankBoston, N.A.,
                                Bank Austria Creditanstalt Corporate Finance,
                                Inc., Wachovia, NA and DLJ Capital Financing,
                                Inc.

                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                         STEEL HEDDLE MFG. CO.

                                         (Registrant)

 Date: 22 March 1999             By:  /s/ Jerry B. Miller
      ----------------                ----------------------------------
                                         Name:    Jerry B. Miller
                                         Title:   Chief Financial Officer

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              STEEL HEDDLE MFG. CO.

                                     EXHIBIT
                              TO CURRENT REPORT ON
                        FORM 8-K DATED October 30, 1998

                                                Commission File Number 333-61043

                                 Exhibit Index

Exhibit
Number              Description
-------             -----------
10.1              Joinder Agreement, dated as of October
                  30,1998, by and between Millentex Investment
                  Corporation and NationsBank, N.A.

10.2 Second Amendment to the Credit Agreement, dated as of December 31, 1998, by and among the Registrant, Steel Heddle International,
                  Inc., Heddle Capital Corp., NationsBank,
                  N.A., Donaldson, Lufkin & Jenrette,
                  BankBoston, N.A., Bank Austria
                  Creditanstalt Corporate Finance, Inc.,
                  Wachovia, NA and DLJ Capital Financing, Inc.